UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2010

Southern National Bancorp of Virginia, Inc.
(Exact name of registrant as specified in its charter)

Virginia	001-33037	20-1417448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6830 Old Dominion Drive McLean, Virginia	22101
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (703) 893-7400

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 22, 2010, Southern National Bancorp of Virginia, Inc. issued a press release announcing its financial results for the three and six months ended June 30, 2010. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release dated July 22, 2010

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southern National Bancorp of Virginia, Inc.
Date: July 23, 2010	By:	/s/ WILLIAM H. LAGOS William H. Lagos Senior Vice President and Chief Financial Officer